Summary Prospectus
November 30, 2023

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | FGFSX	Institutional | FGFIX

Federated Hermes Core Bond Fund

A Portfolio of Federated Hermes Total Return Series, Inc.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated November 30, 2023, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide total return by investing primarily in a diversified portfolio of fixed-income securities including U.S. government securities, investment-grade corporate debt securities and mortgage-backed securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Core Bond Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide total return.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A) and Institutional Shares (IS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 18 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	IS
Management Fee	0.35%	0.35%
Distribution (12b-1) Fee	0.00%[1]	None
Other Expenses	3.00%	2.74%[2]
Total Annual Fund Operating Expenses	3.35%	3.09%
Fee Waivers and/or Expense Reimbursements[3]	(2.76)%	(2.75)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.59%	0.34%
1
 The Fund has adopted a Distribution (12b-1) Plan for its A class pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Directors (the “Directors”).

2
 The Fund may incur and pay certain service fees (shareholder services/account administration fees) on its IS class of up to a maximum amount of 0.25%. No such fees are currently incurred and paid by the IS class of the Fund. The IS class of the Fund will not incur and pay such fees until such time as approved by the Directors.
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A, IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.58%, 0.33% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$773	$1,434	$2,117	$3,926
IS	$312	$954	$1,620	$3,402
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund seeks total return, which is defined as income plus capital appreciation. The Fund pursues its investment objective by investing primarily in U.S. dollar denominated, investment-grade, fixed-income securities. The Fund will invest in U.S. government securities, investment-grade corporate debt securities, mortgage-backed securities (MBS), and certain derivative instruments (such as, for example, futures contracts, options contracts and swap contracts) to implement its investment strategies as more fully described herein.

The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund may invest up to 5% of its assets in noninvestment-grade securities, including those backed by so-called “sub-prime” mortgages and other types of noninvestment-grade securities. Noninvestment-grade securities may also be referred to as below investment-grade securities, commonly known as junk instruments.
The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or below the Bloomberg US Aggregate Bond Index (the “Index”). At times, the Fund’s investment adviser’s (the “Adviser”) calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price sensitivity of a fixed-income security as a result of changes in interest rates, based on the weighted average timing of the instrument’s expected fixed interest and principal payments. For example, if interest rates rise by 1% (in a parallel shift) the NAV of a fund with an average duration of five years theoretically would decline about 5.0%. As of September 30, 2023, the effective duration of the Index, as published by its sponsor, was 6.08 years, and the duration of the Fund was 6.17 years. The duration of the Index and the Fund may change on a daily basis in connection with changes in interest rates and/or spreads. The Adviser seeks to create a portfolio, consisting of MBS, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), CMBX (non-agency securitized indices that track the CMBS market), investment-grade corporate debt securities, derivative instruments and other securities that the Adviser believes will outperform the Index, such as, but not limited to, GSE Risk Transfer Notes, lease-backed and asset-backed securities, event-linked bonds and other insurance-linked notes.
When selecting investments for the Fund, the Adviser can invest directly in individual securities or may invest in other investment companies, including, for example, funds advised by the Adviser or its affiliates (the “Underlying Funds”). These Underlying Funds may include funds which are not available for general investment by the public. The investment companies in which the Fund invests are managed independently of the Fund and may incur additional expenses. At times the Fund’s investment in the Underlying Funds may be a substantial portion of the Fund’s portfolio.
Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts. The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. There can be no assurance that the Fund’s use of derivative instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.
The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in fixed-income securities.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
◾ MBS Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund’s investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
◾ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
◾ Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
◾ Collateralized Loan Obligations Risk. Collateralized loan obligations (CLOs) bear many of the same risks as other forms of asset-backed securities, including interest rate risk and issuer credit risk. As they are backed solely by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. The Fund’s investment in CLOs may decrease in market value if the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or due to market anticipation of defaults and investor aversion to CLO securities as a class.

◾ Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
◾ Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the prices of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
◾ Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.
◾ Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly. Investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicative management fees and expenses. However, to avoid charging duplicative management fees, the Adviser will waive and/or reimburse the Fund’s Management Fee in an amount equal to the net management fees charged by the Underlying Funds to the Fund on the Fund’s net assets invested in the Underlying Funds.
◾ Risk of Security Downgrades. The downgrade of the credit of a security held by the Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations.
◾ Liquidity Risk. The non-agency MBS and CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
◾ Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
◾ Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

◾ GSE Risk Transfer Notes Risk. The risks associated with an investment in Risk Transfer Notes will be different than the risks associated with an investment in MBS. The Notes are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers’ payments under the Reference Obligations. Holders of the Notes are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Notes in accordance with their terms of issuance. The Notes may be considered high risk and complex securities.
◾ Event-Linked Bonds and Other Insurance-Linked Securities Risk. The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked securities” or ILS. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as an event that leads to physical or economic loss. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond’s credit risk and the model used to calculate the probability of a trigger event.
◾ Lease-Backed and Rental-Based MBS Risk. The market for lease-backed securities and rental-based MBS is new and there may be variation in how the securities are collateralized. By way of nonlimiting example, some structures may afford a bondholder with indirect, limited or even no rights to the underlying real estate. Further, different classes of a particular issue may receive different credit ratings than other classes of the same issue depending upon the level of collateral or distribution of collateral in a default scenario.
◾ Risk of Investing in Derivative Instruments. The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meet its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts. The loss on derivative transactions may substantially exceed the initial investment.
◾ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
◾ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The Fund’s IS class total return for the nine-month period from January 1, 2023 to September 30, 2023, was (1.37)%.

Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 5.28% (quarter ended June 30, 2020). Its lowest quarterly return was (5.92)% (quarter ended March 31, 2022).
Average Annual Total Return Table
The Fund’s former SS class has been re-designated as the A class effective May 27, 2021. For the periods prior to the re-designation the performance information shown for the A class is for the Fund’s former SS class and has not been adjusted, except that it includes Class A sales charges.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s IS class to illustrate the effect of federal taxes on the Fund returns. After-tax returns are shown only for IS class, and after-tax returns for A class will differ from those shown for the IS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account and other tax-advantaged investment plans.
(For the Period Ended December 31, 2022)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	(17.58)%	(1.49)%	0.04%
IS:
Return Before Taxes	(13.46)%	(0.27)%	0.81%
Return After Taxes on Distributions	(14.63)%	(1.42)%	(0.38)%
Return After Taxes on Distributions and Sale of Fund Shares	(7.95)%	(0.65)%	0.12%
Bloomberg US Aggregate Bond Index[1]	(13.01)%	0.02%	1.06%
Morningstar Intermediate Core Bond Funds Average[2]	(13.32)%	(0.16)%	0.89%
1
 The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
2
 The Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Todd A. Abraham, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since February of 2003.
Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since May of 2014.

purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A Class
The minimum investment amount for the Fund’s Class A Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
A & IS Classes
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
A & IS Classes
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes Core Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-7115
CUSIP 31428Q804
CUSIP 31428Q887
Q450328 (11/23)
© 2023 Federated Hermes, Inc.